                                                                    Exhibit 99.2

                     NORMALIZED CONSOLIDATED FINANCIAL DATA


The following unaudited consolidated statements of income for the years ended December 31, 1998, 1999, and 2000 (by quarter), and for the three months ended March 31, 2001 have been prepared from the historical statements of Equifax, but have been normalized to exclude the results of Certegy and divested operations. They have also been normalized with certain other adjustments including adjusting interest and other income assuming proceeds from divestitures were received at the beginning of the period and that Certegy had assumed a portion of the Equifax debt. See item 9 for a more detailed discussion of these adjustments.


                                                                                                           Exhibit 99.2(a)

                                              CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                  STAND-ALONE EQUIFAX INC. (NORMALIZED)
                                                (In thousands, except per share amounts)



                                     1998       1999                              2000                               2001
                                   --------   --------    ------------------------------------------------------   --------
                                    Total      Total                                                   Total
                                     Year       Year        Qtr 1     Qtr 2      Qtr 3       Qtr 4      Year        Qtr 1
                                   --------   --------    ------------------------------------------------------   --------

Revenue..........................  $857,269   $917,011    $230,932   $262,707   $281,213    $281,057  $1,055,909   $285,208

Operating Expenses...............   618,098    649,627     173,173    195,871    200,688     191,359     761,091    214,936
                                   --------   --------    --------   --------   --------    --------  ----------   --------

Operating Income.................   239,171    267,384      57,759     66,836     80,525      89,698     294,818     70,272

  Interest Expense...............   (20,991)   (32,921)     (9,355)   (12,812)   (13,818)    (12,277)    (48,262)   (12,926)

  Other Income...................     9,553     11,006       2,112      2,833      2,713       3,440      11,098      1,607
                                   --------   --------    --------   --------   --------    --------  ----------   --------
  Income Before Taxes and
   Minority Interests............   227,733    245,469      50,516     56,857     69,420      80,861     257,654     58,953

  Tax Expense....................    91,550     98,138      20,245     22,813     27,846      32,334     103,238     23,904

  Minority Interest Expense......    (5,498)    (7,270)     (1,379)    (1,484)    (1,833)     (2,380)     (7,076)      (934)
                                   --------   --------    --------   --------   --------    --------  ----------   --------
Net Income.......................  $130,685   $140,061    $ 28,892   $ 32,560   $ 39,741    $ 46,147  $  147,340   $ 34,115
                                   ========   ========    ========   ========   ========    ========  ==========   ========

Average Diluted Shares...........   144,403    139,603     135,150    135,777    135,796     137,280     136,016    137,612
                                   --------   --------    --------   --------   --------    --------  ----------   --------
Diluted EPS......................     $0.91      $1.00       $0.21      $0.24      $0.29       $0.34       $1.08      $0.25
                                   ========   ========    ========   ========   ========    ========  ==========   ========


                                                                                                                     Exhibit 99.2(b)


                                     SEGMENT REVENUE AND OPERATING INCOME (UNAUDITED)

                                         STAND-ALONE EQUIFAX INC. (NORMALIZED)
                                                       (In thousands)


                                       1998       1999                                     2000                       2001
                                      --------   --------   ------------------------------------------------------- ----------
                                       Total      Total                                                  Total
                                        Year       Year       Qtr 1      Qtr 2      Qtr 3     Qtr 4       Year         Qtr 1
                                      --------   --------   --------   --------   --------   --------   ----------- ----------
Revenue:

North American Information Services   $616,709   $633,126   $163,594   $170,469   $170,534   $168,766   $  673,363    $181,925
Consumer Information Services                -          -          -     24,314     42,918     43,300      110,532      37,908
Equifax Europe                         127,001    148,711     35,986     35,819     34,637     36,416      142,858      35,784
Equifax Latin America                  103,923    125,538     28,943     29,696     30,715     30,166      119,520      27,182
Other Information Services               9,636      9,636      2,409      2,409      2,409      2,409        9,636       2,409
                                      --------   --------   --------   --------   --------   --------   ----------    --------
                                      $857,269   $917,011   $230,932   $262,707   $281,213   $281,057   $1,055,909    $285,208
                                      ========   ========   ========   ========   ========   ========   ==========    ========

Operating Income:

North America Information Services    $248,898   $261,025   $ 60,050   $ 70,565   $ 71,736   $ 72,174   $  274,525    $ 72,169
Consumer Information Services                -          -          -     (1,973)     3,298      6,577        7,902       3,724
Equifax Europe                          (7,043)     4,739        969      2,732      3,227      6,808       13,736        (404)
Equifax Latin America                   26,121     28,759      6,014      6,987      9,637      8,873       31,511       5,336
Other Information Services               8,866      8,868      2,217      2,217      2,217      2,217        8,868       2,217
                                      --------   --------   --------   --------   --------   --------   ----------    --------
                                       276,842    303,391     69,250     80,528     90,115     96,649      336,542      83,042
General Corporate                      (37,671)   (36,007)   (11,491)   (13,692)    (9,590)    (6,951)     (41,724)    (12,770)
                                      --------   --------   --------   --------   --------   --------   ----------    --------
                                      $239,171   $267,384   $ 57,759   $ 66,836   $ 80,525   $ 89,698   $  294,818    $ 70,272
                                      ========   ========   ========   ========   ========   ========   ==========    ========

                                                                                                                     Exhibit 99.2(c)

                                             RECONCILIATION OF EARNINGS PER SHARE FROM
                                            CONTINUING OPERATIONS TO EARNINGS PER SHARE
                                            FROM STAND-ALONE EQUIFAX INC. (NORMALIZED)
                                                            (UNAUDITED)





                                                1998       1999                           2000                             2001
                                             ---------  --------  -----------------------------------------------------  --------
                                               Total      Total                                                 Total
                                                Year       Year     Qtr 1      Qtr 2      Qtr 3      Qtr 4       Year      Qtr 1
                                             ---------  --------  -----------------------------------------------------  --------
EPS, Continuing operations                   $   0.89   $   0.98  $   0.19   $   0.22   $   0.26   $   0.29   $   0.96   $   0.23

Exclude income from divested
  operations, net of reduced
  interest expense and other income
  from proceeds............................     (0.03)     (0.05)   (0.01)      (0.01)         -       0.02          -          -

Reduction in interest expense due
  to debt pushdown to Certegy..............      0.05       0.08      0.02       0.02       0.02       0.02       0.08       0.02

Income taxes, Continuing operations
  rate vs normalized rate..................         -      (0.01)     0.01       0.01       0.01       0.01       0.04          -
                                             --------   --------  --------   --------   --------   --------   --------   --------
EPS, Normalized............................  $   0.91   $   1.00  $   0.21   $   0.24   $   0.29   $   0.34   $   1.08   $   0.25
                                             ========   ========  ========   ========   ========   ========   ========   ========

Average Diluted Shares (in thousands)         144,403    139,603   135,150    135,777    135,796    137,280    136,016    137,612

                                                                 Exhibit 99.2(d)

                      NET INCOME, AVERAGE DILUTED SHARES,
                  AND DILUTED EARNINGS PER SHARE (UNAUDITED)

                     STAND-ALONE EQUIFAX INC. (NORMALIZED)
                   (In thousands, except per share amounts)


                                         Avg Diluted        Diluted
                        Net Income          Shares            EPS
                        ----------       -----------        -------

             2000       $147,340            136,016          $1.08
             1999        140,061            139,603           1.00
             1998        130,685            144,403           0.91
             1997        134,435            147,818           0.91
             1996        115,625            149,207           0.77

                                                                 Exhibit 99.2(e)

               REVENUE, OPERATING INCOME AND EBITDA (UNAUDITED)

                     STAND-ALONE EQUIFAX INC. (NORMALIZED)
                                (In thousands)


                                       Operating
                   Revenue               Income                EBITDA
                   -------             ---------               ------

        2000     $1,055,909             $294,818              $393,263
        1999        917,011              267,384               347,217
        1998        857,269              239,171               305,034
        1997        703,016              218,156               269,095
        1996        609,664              180,872               227,471
        1995        514,566              155,732               189,141
        1994        448,720              125,841               156,523
        1993        421,878              109,532               141,759
        1992        386,681               87,089               120,453
        1991        346,575               73,229               106,648